UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): September 24, 2004


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
                       (State or other jurisdiction of incorporation)

       000-20175                                       01-0469607
      (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


                1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)       (Zip Code)

                                (207) 942-5273
                         Registrant's telephone number,
                             including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 1.01  Entry into a Material Definitive Agreement.

On September 24, 2004, the registrant and Alliance Capital Resources, Inc., a consultant to the registrant ("Alliance"), agreed to amend their existing relationship by reducing the annual fee to be paid to Alliance from $45,000 per year to $1,000 per year, effective November 1, 2004. The consultant/client relationship between the registrant and Alliance was memorialized in agreements which can be found at Exhibits 10.4, 10.5 and
10.10 of a report on Form 10-K filed by the registrant on September 29, 2003 (the "Agreements"). Since the term of the agreements found at Exhibits 10.4 and
10.5 of such Form 10-K has expired, the relationship is now month-to-month and understood between the parties to be as set forth in such exhibits, but pursuant to a non-written understanding. Earlier this year, Alliance and the registrant agreed to reduce the annual fee to Alliance from $90,000 per year to $45,000 per year. Except as set forth above with respect to the fee reduction and the month-to-month nature of the agreements set forth at Exhibits 10.4 and
10.5 as noted above, the Agreements remain unchanged and are in full force and effect.

































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: September 28, 2004           By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Treasurer














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